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                                                       [LOGO OF ARTHUR ANDERSEN]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Newmont Retirement Savings Plan for Hourly-Rated Employees dated June 22, 2001, included in this Form 11-K into the previously filed Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 333-69145).


                                          /s/ Arthur Andersen LLP


Denver, Colorado,
   June 22, 2001.